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                                                                      EXHIBIT 23

                      CONSENT OF PRICEWATERHOUSECOOPERS LLP

WE CONSENT TO THE INCORPORATION BY REFERENCE IN THE REGISTRATION STATEMENT ON FORM S-8 (NO. 333-64222) OF PANERA BREAD COMPANY OF OUR REPORT DATED JUNE 13, 2002, RELATED TO THE FINANCIAL STATEMENTS AND SCHEDULES OF THE PANERA BREAD COMPANY 401(k) PLAN WHICH APPEARS IN THIS FORM 11-K.




/s/ PriceWaterhouseCoopers LLP

ST. LOUIS, MISSOURI
JUNE 26, 2002